UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Einstein St., Floor 4 Ness Ziona, Israel	7414003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 723942377

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant entitling the holder to receive one half share of Common Stock	PHGE.U	NYSE American
Shares of Common Stock, $0.0001 par value	PHGE	NYSE American
Warrants, each exercisable for one-half of a share of common stock, $0.0001 par value, at an exercise price of $11.50 per share	PHGE.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On February 22, 2023, BiomX Inc. (the “Company”) executed a definitive Securities Purchase Agreement (the “SPA”) with accredited and non-U.S. investors relating to a private placement (the “Offering”) of an aggregate of 30,608,163 shares of the Company’s common stock (“Shares”), including shares issuable upon the exercise of pre-funded warrants (“Pre-Funded Warrants”) to purchase additional shares of the Company’s common stock (each, a “Security” and collectively, the “Securities”), at a purchase price of $0.245 per Share and $0.244 per Pre-Funded Warrant. The Company anticipates the gross proceeds from the Offering to be approximately $7.5 million, before deducting offering expenses. The Offering is expected to close in two parts. The first closing, which covers 5,975,918 Securities for gross proceeds of approximately $1.5 million, is anticipated to occur promptly, subject to the satisfaction of customary closing conditions. The second closing for the remaining Securities, which is contingent upon approval of the issuance of the additional Securities of common stock under securities purchase agreement by the Company’s stockholders in accordance with NYSE American rules, is expected to take place in the second quarter of 2023 if such approval is obtained at a special meeting of stockholders to be scheduled.

Pursuant to the SPA, the Company agreed to hold a special meeting of stockholders as soon as practically possible following the execution of the SPA for the purpose of approving the issuance of the Second Closing, in order to comply with listing Rule 713 of the NYSE American. In addition, simultaneously with the first closing of the Offering, the Company will enter into a registration rights agreement with the investors, providing the investors with certain registration rights that will require the Company to file a registration statement in respect of re-sales of the Shares and shares of common stock underlying the Pre-Funded Warrants issued pursuant to the Offering.

The Company expects to use the net proceeds from the Offering, together with existing cash and cash equivalents, to fund clinical development of BX0004 for the treatment of lung infections in patients with cystic fibrosis (“CF”), the development of other programs, research activities as well as working capital and other general corporate purposes.

The Securities issued with respect to the Offering are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D and Regulation S promulgated thereunder. The Securities have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing descriptions of the SPA, the Pre-Funded Warrants and the Registration Rights Agreement are not complete and is qualified in its entirety by reference to the full text of the forms of the SPA, Pre-Funded Warrant and Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The response to this item is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

Item 7.01 Regulation FD Disclosure.

The Company, from time to time, presents and/or distributes to the investment community at various industry and other conferences slide presentations to provide updates and summaries of its business. On February 22, 2023, the Company posted an updated corporate slide presentation in the “Investors” portion of its website at www.biomx.com. A copy of the slide presentation is furnished pursuant to Item 7.01 as Exhibit 99.1 hereto. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1

Item 8.01 Other Events.

On February 22, 2023, Company announced positive results from part 1 of the phase 1b/2a study evaluating BX004 for treatment of Chronic Pulmonary Infections in patients with CF. Part 1 of the Phase 1b/2a study of BX004 evaluated the safety, tolerability, pharmacokinetics (PK), and microbiologic activity of BX004 over a 7-day treatment period in nine CF patients (7 on BX004, 2 on placebo) with chronic Pseudomonas aeruginosa (P. aeruginosa) pulmonary infection in a single ascending dose and multiple dose design. Highlights Included:

●	No safety events related to treatment with BX004

●	Mean P. aeruginosa colony forming units (CFU) at Day 15 (compared to baseline): -1.42 log10 CFU/g (BX004) vs. -0.28 log10 CFU/g (placebo). This reduction was seen on top of standard of care inhaled antibiotics

●	Phages were detected in all patients treated with BX004 during the dosing period, including in several patients up to Day 15 (one week after end of therapy); no phages were detected in patients receiving placebo

●	There was no emerging resistance to BX004 during or after treatment with BX004

●	As expected, likely due to short course of therapy, there was no detectable effect on % predicted FEV1

Part 2 of the Phase 1b/2a study of BX004 will evaluate the safety and efficacy of BX004 in 24 CF patients with chronic pulmonary infection caused by P. aeruginosa randomized to treatment or placebo in a 2:1 ratio. Results from Part 2 are expected in the third quarter of 2023.

Safe Harbor

This Current Report on Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. For example, when the Company discusses the expected closings of the PIPE financing, the potential safety or efficacy of BX004, the expected timing of Part 2 of the Phase 1b/2a study and the potential of targeted phage therapy to treat infections in CF patients, it is making forward-looking statements. The closings are subject to closing conditions, including stockholder approval in the case of the second closing, which may not be met. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2022 and additional disclosures the Company makes in its other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law the Company expressly disclaims any obligation or undertaking to update forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Form of Pre-Funded Warrant
10.1	Form of Securities Purchase Agreement dated February 22, 2023
10.2	Form of Registration Rights Agreement
99.1	Investor Presentation dated February 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

February 22, 2023	By:	/s/ Jonathan Solomon
		Name:	Jonathan Solomon
		Title:	Chief Executive Officer

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